                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all of the undersigned that this Amendment No. 3 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of MacDermid, Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   September 25, 2002

                                       CITICORP VENTURE CAPITAL LTD.

                                       By:     /s/ Anthony P. Mirra
                                               ---------------------------------
                                       Name:   Anthony P. Mirra
                                       Its:    Vice President & Assistant
                                               Secretary

                                       CITIBANK, N.A.

                                       By:     /s/ Joseph B. Wollard
                                               ---------------------------------
                                       Name:   Joseph B. Wollard
                                       Its:    Assistant Secretary

                                       CITICORP

                                       By:     /s/ Joseph B. Wollard
                                               ---------------------------------
                                       Name:   Joseph B. Wollard
                                       Its:    Assistant Secretary

                                       CITIGROUP HOLDINGS COMPANY

                                       By:     /s/ Joseph B. Wollard
                                               ---------------------------------
                                       Name:   Joseph B. Wollard
                                       Its:    Assistant Secretary

                                       CITIGROUP INC.

                                       By:     /s/ Joseph B. Wollard
                                               ---------------------------------
                                       Name:   Joseph B. Wollard
                                       Its:    Assistant Secretary

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